MERCER FUNDS

SUPPLEMENT TO

THE STATEMENT OF ADDITIONAL INFORMATION DATED JULY 31, 2022,
AS SUPPLEMENTED ON DECEMBER 22, 2022 AND FEBRUARY 2, 2023

The date of this Supplement is June 15, 2023.

The following changes are made in the Statement of Additional Information of Mercer Funds (the “SAI”):

The Board of Trustees of Mercer Funds has approved the appointment of Ninety One North America, Inc. (“Ninety One”) as a subadviser to the Mercer Opportunistic Fixed Income Fund (the “Fund”). Upon the effectiveness of such subadviser change, the SAI is amended as described below.

1.       In the section titled “Subadvisers, Sub-Subadvisers and Portfolio Managers” beginning on page 43 of the SAI, the information relating to Ninety One is deleted in its entirety and replaced to read as follows:

Ninety One North America, Inc. (“Ninety One”), with a principal office located at 65 East 55th Street, 30th Floor, New York, New York 10022, serves as a Subadviser to the Mercer Global Low Volatility Equity Fund and the Mercer Opportunistic Fixed Income Fund. Ninety One is a wholly-owned indirect subsidiary of Ninety One plc. The Ninety One Group is dual-listed, comprising Ninety One plc, a public limited company incorporated in England and Wales and Ninety One Limited, a public company incorporated in the Republic of South Africa. Ninety One is listed on the London and Johannesburg Stock Exchanges. Ninety One is registered as an investment adviser under the Advisers Act.

2.       The following information relating to Ninety One is added to Appendix C of the SAI titled “Additional Information About the Funds’ Portfolio Managers,” beginning on page C-52 under the subheading titled “Mercer Opportunistic Fixed Income Fund”.

Ninety One North America, Inc. (“Ninety One”)

The allocated portion of the Fund’s portfolio managed by Ninety One is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Ninety One’s allocated portion of the Fund’s portfolio are Werner Gey van Pittius and Antoon de Klerk

Compensation. The remuneration structure for investment professionals typically consists of:

•	Fixed pay and pension contributions (where applicable);
•	Discretionary variable compensation (which may comprise both cash and deferred elements); and
•	Other local employee benefits.

Fixed remuneration is reviewed annually and is designed to reflect the relative skills and experience of, and contribution made, by each employee. We always seek to recruit the best investment professionals available and remunerate them accordingly.

The primary determinant of the variable compensation pool available for distribution is Ninety One’s own annual profit. Given Ninety One’s business is oriented towards meeting the long-term objectives of Ninety One’s clients, there are not significant fluctuations in profit levels (and therefore bonus pools) year on year. All investment professionals are currently eligible to be considered for a cash bonus payment under the scheme. Any payments made under the scheme are at the discretion of Ninety One and based on a number of qualitative and quantitative factors including multi-year performance and non-financial metrics such as compliance and risk awareness.

Participation in the deferred bonus scheme is determined on an annual basis at our discretion based on the roles of individual employees. The purpose of the deferred bonus scheme is to retain key employees, provide better alignment of the interests with both clients and Ninety One, and to manage potential, currently unknown, future risks.

The deferred bonus awards are made in the form of a combination of investments into:

•	Investment funds managed by Ninety One, with specific allocations (normally 50%) for portfolio managers and analysts into the funds for which they are responsible; and
•	Listed shares in Ninety One (normally allocations of at least 25%).

The deferral period is just over 3 years and awards are only paid out under specific conditions. Employees forfeit their allocations if they resign or their employment terminates prior to the vesting date unless discretion is otherwise exercised by Ninety One. Any sums deferred would be subject to forfeiture in the event of serious compliance or risk breach, or termination for gross misconduct prior to the end of the deferral period.

Ownership of Fund Shares. As of the date of this supplement, each of Messrs. Gey van Pittius and de Klerk did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.*

In addition to the Fund, Messrs. Gey van Pittius and de Klerk manage:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (millions)	Number of Accounts	Assets
Registered Investment Companies*	-	-	-	-
Other Pooled Investment Vehicles*	3	2,285	-	-
Other Accounts*	1	453	-	-

As of March 31, 2023

Potential Conflicts of Interest. Ninety One performs investment management and investment advisory services for various clients, including the Fund, many of whom may have differing investment objectives, guidelines, and restrictions. As a result, Ninety One may give advice and take action in the performance of its duties for the Fund that may differ from the advice given, or the timing or nature of action taken, with respect to other clients.

It is also possible that in the course of business, investments for the Fund will overlap with investments for other clients of Ninety One and create a possible conflict of interest in connection with an investment opportunity that may be suitable for multiple accounts, but not available in sufficient quantities for the Fund to participate fully. Because Ninety One provides services to a number of different clients, potential conflicts of interest may also arise related to the amount of time an individual devotes to managing the Fund. Ninety One may also have an incentive to favor some accounts in the allocation of investment opportunities or otherwise treat preferentially those accounts that pay Ninety One a performance-related fee, or a higher fee level or greater fees overall.

To address such conflicts, Ninety One has established a variety of policies and procedures whose goals are to facilitate the fair allocation of investment opportunities. At all times, Ninety One seeks to treat all of its clients in a fair and equitable manner and will act in a manner that Ninety One believes to be in the best interests of clients. Ninety One seeks to ensure that potential or actual conflicts of interest are appropriately resolved, taking into consideration the overriding best interests of its clients. Each of Messrs. Gey van Pittius and de Klerk manage multiple accounts for Ninety One, including the Fund. In addition, Messrs. Gey van Pittius and de Klerk serve as portfolio managers of certain private investment funds and client accounts that are managed by affiliates of Ninety One. As such, neither Messrs. Gey van Pittius or de Klerk will devote his full business time to the Fund, but will devote such time as he, in his sole discretion, deems necessary to carry out his role effectively. Messrs. Gey van Pittius and de Klerk will make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that he believes is applicable to such accounts.

Messrs. Gey van Pittius and de Klerk may on occasion give advice or take action with respect to certain accounts that differs from the advice given or action taken with respect to the Fund (especially where the investment policies differ). Thus, it is possible that the transactions and portfolio strategies Messrs. Gey van Pittius and de Klerk may use for various accounts may conflict and affect the prices and availability of the securities and other financial instruments in which the Fund invests. In circumstances where conflicts occur, Ninety One seeks to implement policies to minimize such conflicts and ensure that decisions are made that are fair and equitable to all the accounts involved, in light of the circumstances prevailing at the time and its applicable fiduciary duties.

Potential conflicts of interest may also arise in connection with the knowledge by an employee of either Ninety One and/or an affiliate of Ninety One about the timing of transactions, investment opportunities, broker selection, portfolio holdings and investments. Such employees who have access to the size and timing of transactions may have information concerning the market impact of transactions. Such employees may be in a position to use this information to their possible advantage or to the possible detriment of a client. Ninety One manages these potential conflicts involving employee personal trades by requiring that any personal trade be made in compliance with the Ninety One’s code of ethics.

3.       The following changes are made to the list of executive officers of the Trust beginning on page 32 of the SAI:

•	All references to Samantha Davidson are deleted.

•	Jeff Coleman and Stephen Gouthro’s positions with the Trust have been updated.

Name and Age	Position(s) held with Trust	Term of Office(1) and length of term served	Principal Occupation(s) during the past 5 years
Stephen Gouthro (54)	Vice President and Assistant Treasurer	Since 2023	Mr. Gouthro is a partner at Mercer and U.S. Chief Operating Officer for Mercer’s U.S. Business Solutions Group. Mr. Gouthro joined Mercer in 2018. Prior to joining Mercer, Mr. Gouthro was at Putnam Investments in various leadership roles in Operations, Technology, and Investments.

Jeff Coleman (52)	Vice President , Treasurer and Chief Financial Officer	Since 2023	Mr. Coleman is Head of Investment Operations at Mercer Investments LLC since 2019. Prior to joining Mercer, Mr. Coleman was a Vice President at Fidelity Investments from 2016 to 2018.

4.       The following changes are made to Appendix C of the SAI titled “Additional Information about the Funds’ Portfolio Managers”.

•	All references to Mr. James O’Shaughnessy of O’Shaughnessy Asset Management, LLC, a subadviser to Mercer US Large Cap Equity Fund, are deleted.

•	All references to Mr. James Shircliff of River Road Asset Management, LLC, a subadviser to Mercer US Small/Mid Cap Equity Fund, are deleted.

•	All references to Mr. Nigel Dutson of Origin Asset Management LLP, a subadviser to the Mercer Emerging Markets Equity Fund, are deleted.

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